Summary Prospectus May 1, 2023 (as revised August 1, 2023) American Century Investments® VP Ultra® Fund
Class I: AVPUX	Class II: AVPSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from insurance companies through which shares of the fund may be purchased or sold.

Retail Investors www.americancentury.com/vpdocs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals www.americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated May 1, 2023 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated December 31, 2022. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not include the fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses presented below would have been higher. For information regarding the fees and expenses associated with your variable annuity or variable life insurance contract, please refer to your insurance product prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fee	0.89%	0.79%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.89%	1.04%
Fee Waiver[1]	0.14%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver	0.75%	0.90%
1 The advisor has agreed to waive 0.14 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example does not include fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses would have been higher. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$77	$270	$480	$1,083
Class II	$92	$318	$561	$1,258
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers look for stocks of companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers make decisions about buying or holding the stocks of companies they believe have favorable growth prospects and selling the stocks of companies whose characteristics no longer meet their criteria. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The fund may write covered calls on a portion of the fund’s holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security.
Principal Risks
Loss of money is a risk of investing in the fund; at any given time your shares may be worth less than the price you paid for them. An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
•Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Market Risk — The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Price Volatility Risk — The value of a fund’s shares may fluctuate significantly in the short term.
•Foreign Securities Risk — A fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Diversification Risk  — The fund is classified as diversified pursuant to the Investment Company Act, with diversification measured at the time of acquisition of investments. Subsequent market fluctuations may cause the fund to exceed such diversification limits and the fund may hold a greater percentage of its assets in a smaller number of securities. To the extent this occurs, a price change in any one of those securities may have a greater impact on the fund’s share price and the fund may be more volatile.
•Covered Call Risk — Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.
•Redemption Risk — The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss or increase the fund’s transaction costs. To the extent that an insurance company has a large position in the fund, the fund may experience relatively large redemptions if such insurance company reallocates its assets.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows how the fund’s average annual returns for the periods shown compare with those of a broad measure of market performance. Fees associated with your variable annuity or variable life insurance contract are not reflected in the chart or table below. Had they been included, returns presented below would have been lower. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 32.08% Lowest Performance Quarter (2Q 2022): -23.63%

Average Annual Total Returns For the calendar year ended December 31, 2022	1 year	5 years	10 years
Class I	-32.38%	11.10%	14.12%
Class II	-32.46%	10.94%	13.95%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.95%	14.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Keith Lee, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.
Michael Li, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.
Jeffrey R. Bourke, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Purchase and Sale of Fund Shares
The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.
Tax Information
Consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund is offered as an underlying investment option for variable annuity or life insurance contracts. The fund and its related companies pay the sponsoring insurance company and its related companies for distribution and other services. These payments may influence the insurance company to include the fund over another investment as an option in its products. Ask your salesperson or visit your insurance company’s website for more information.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-93060 2308